SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

     Filed by the Registrant |X|
     Filed by a Party other than the Registrant      | |

     Check the appropriate box:
     | |Preliminary Proxy Statement
                                 | |Confidential, For Use of the Commission Only
                                        (as permitted by Rule 14a-6(e)(2))
     |X|Definitive Proxy Statement
     | |Definitive Additional Materials
     | |Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                 Unidigital Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if Other Than Registrant)

Payment of Filing Fee (Check the appropriate box):
    |X| No fee required.
    | | Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:
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     (2) Aggregate number of securities to which transactions applies:
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     (3) Per unit  price  or other  underlying  value  of  transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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     (5) Total fee paid:
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     | | Fee paid previously with preliminary materials.
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     | | Check box if any part of the fee is offset as provided by Exchange  Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or
the     form    or     schedule     and    the     date    of    its     filing.

     (1) Amount Previously Paid:
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

                                 UNIDIGITAL INC.
                              545 West 45th Street
                            New York, New York 10036


                                                     December 23, 1997

To Our Stockholders:

     You are most cordially invited to attend the 1998 Annual Meeting of Stockholders of Unidigital Inc. at 9:30 A.M., local time, on Thursday, January 29, 1998, at the offices of the Company, 545 West 45th Street, 2nd Floor, New York, New York.

     The Notice of Meeting and Proxy Statement on the following pages describe the matters to be presented to the meeting.

     It is important that your shares be represented at this meeting to assure the presence of a quorum. Whether or not you plan to attend the meeting, we hope that you will have your stock represented by signing, dating and returning your proxy in the enclosed envelope, which requires no postage if mailed in the United States, as soon as possible. Your stock will be voted in accordance with
               -- ---- -- --------
the instructions you have given in your proxy.

     Thank you for your continued support.


                                        Sincerely,


                                        /s/ William E. Dye
                                        William E. Dye
                                        Chairman of the Board, President
                                        and Chief Executive Officer

                                 UNIDIGITAL INC.
                              545 West 45th Street
                            New York, New York 10036

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           To Be Held January 29, 1998

     The Annual Meeting of Stockholders (the "Meeting") of Unidigital Inc., a Delaware corporation (the "Company"), will be held at the offices of the Company, 545 West 45th Street, 2nd Floor, New York, New York, on Thursday, January 29, 1998, at 9:30 A.M., local time, for the following purposes:

(1) To elect five directors to serve until the next Annual Meeting of Stockholders and until their respective successors shall have been duly elected and qualified;

(2) To amend the Company's 1997 Equity Incentive Plan (the "1997 Plan") to increase the maximum number of shares of Common Stock available for issuance under the 1997 Plan from 300,000 to 500,000 shares and to reserve an additional 200,000 shares of Common Stock of the Company for issuance upon the exercise of stock options granted under the 1997 Plan;

(3) To ratify the appointment of Ernst & Young LLP as independent certified public accountants for the year ending August 31, 1998; and

(4) To transact such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

     Holders of Common Stock of record at the close of business on December 10, 1997 are entitled to notice of and to vote at the Meeting, or any adjournment or adjournments thereof. A complete list of such stockholders will be open to the examination of any stockholder at the Company's principal executive offices at 545 West 45th Street, New York, New York, 10036 for a period of 10 days prior to the Meeting and at any time during the Meeting. The Meeting may be adjourned from time to time without notice other than by announcement at the Meeting.

     IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER OF SHARES YOU MAY HOLD. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND MAIL IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. THE PROMPT RETURN OF PROXIES WILL ENSURE A QUORUM AND SAVE THE COMPANY THE EXPENSE OF FURTHER SOLICITATION. EACH PROXY GRANTED MAY BE REVOKED BY THE STOCKHOLDER APPOINTING SUCH PROXY AT ANY TIME BEFORE IT IS VOTED. IF YOU RECEIVE MORE THAN ONE PROXY CARD BECAUSE YOUR SHARES ARE REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH SUCH PROXY CARD SHOULD BE SIGNED AND RETURNED TO ASSURE THAT ALL OF YOUR SHARES WILL BE VOTED.

                                        By Order of the Board of Directors

                                        /s/ Peter Saad
                                        Peter Saad
                                        Assistant Secretary

New York, New York
December 23, 1997

        THE COMPANY'S 1997 ANNUAL REPORT ACCOMPANIES THE PROXY STATEMENT.

                                 UNIDIGITAL INC.
                              545 West 45th Street
                            New York, New York 10036
                  --------------------------------------------
                           P R O X Y  S T A T E M E N T
                  --------------------------------------------

     This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Unidigital Inc. (the "Company") of proxies to be voted at the Annual Meeting of Stockholders of the Company to be held on January 29, 1998 (the "Meeting") at the offices of the Company, 545 West 45th Street, New York, New York at 9:30 A.M., local time, and at any adjournment or adjournments thereof. Holders of record of common stock, $.01 par value ("Common Stock"), as of the close of business on December 10, 1997, will be entitled to notice of and to vote at the Meeting and any adjournment or adjournments thereof. As of that date, there were 3,243,243 shares of Common Stock issued and outstanding and entitled to vote. Each share of Common Stock is entitled to one vote on any matter presented at the Meeting.

     If proxies in the accompanying form are properly executed and returned, the Common Stock represented thereby will be voted in the manner specified therein. If not otherwise specified, the Common Stock represented by the proxies will be voted (i) FOR the election of the five nominees named below as Directors, (ii) FOR a proposal to amend the Company's 1997 Equity Incentive Plan (the "1997 Plan"), to increase the maximum number of shares of Common Stock available for issuance under the 1997 Plan from 300,000 to 500,000 shares and to reserve an additional 200,000 shares of Common Stock of the Company for issuance upon the exercise of stock options granted under the 1997 Plan, (iii) FOR the ratification of the appointment of Ernst & Young LLP as independent certified public accountants for the year ending August 31, 1998, and (iv) in the discretion of the person named in the enclosed form of proxy, on any other proposals which may properly come before the Meeting or any adjournment or adjournments thereof. Any Stockholder who has submitted a proxy may revoke it at any time before it is voted, by written notice addressed to and received by the Assistant Secretary of the Company, by submitting a duly executed proxy bearing a later date or by electing to vote in person at the Meeting. The mere presence at the Meeting of the person appointing a proxy does not, however, revoke the appointment.

     The presence, in person or by proxy, of holders of Common Stock having a majority of the votes entitled to be cast at the Meeting shall constitute a quorum. The affirmative vote of holders of a plurality of the shares of Common Stock represented at the Meeting is required for the election of Directors, provided a quorum is present in person or by proxy. All actions proposed herein other than the election of Directors may be taken upon the affirmative vote of Stockholders possessing a majority of the voting power represented at the Meeting, provided a quorum is present in person or by proxy.

     Abstentions are included in the shares present at the Meeting for purposes of determining whether a quorum is present, and are counted as a vote against for purposes of determining whether a proposal is approved. Broker non-votes (when shares are represented at the Meeting by a proxy specifically conferring only limited authority to vote on certain matters and no authority to vote on other matters) are included in the determination of the number of shares represented at the Meeting for purposes of determining whether a quorum is present but are not counted for purposes of determining whether a proposal has been approved and thus have no effect on the outcome.

     This Proxy Statement, together with the related proxy card, is being mailed to the Stockholders of the Company on or about December 23, 1997. The Annual Report to Stockholders of the Company for the year ended August 31, 1997, including financial statements (the "Annual Report"), is being mailed together with this Proxy Statement to all Stockholders of record as of December 10, 1997. In addition, the Company has provided brokers, dealers, banks, voting trustees and their nominees, at the Company's expense, with additional copies of the Annual Report so that such record holders could supply such materials to beneficial owners as of December 10, 1997.

                              ELECTION OF DIRECTORS

     At the Meeting, five Directors are to be elected (which number shall constitute the entire Board of Directors of the Company) to hold office until the next Annual Meeting of Stockholders and until their successors shall have been duly elected and qualified.

     It is the intention of the persons named in the enclosed form of proxy to vote the Common Stock represented thereby, unless otherwise specified in the proxy, for the election as Directors of the persons whose names and biographies appear below. All of the persons whose names and biographies appear below are at present Directors of the Company. In the event any of the nominees should become unavailable or unable to serve as a Director, it is intended that votes will be cast for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe that the nominees named will be unable to serve if elected. Each of the nominees has consented to being named in this Proxy Statement and to serve if elected.

     The current members of the Board of Directors and nominees for election to the Board are as follows:

                                   Served as a          Positions with
Name                       Age    Director since          the Company
----                       ---    --------------        --------------
William E. Dye............  35        1989        President, Chief Executive
                                                  Officer, Chairman of the Board
                                                  and Director

Peter Saad................  50        1996        Senior Vice President,  Chief
                                                  Operating Officer, Assistant
                                                  Secretary and Director

Anthony Manser............  40        1995        Vice President and Director

Harvey Silverman..........  56        1996        Director

David Wachsman............  54        1996        Director

     There are no family relationships between any of the Directors and executive officers of the Company.

     The principal occupations and business experience, for at least the past five years, of each Director and nominee is as follows:

     William E. Dye has been a Director of the Company since its inception. In addition, Mr. Dye has been President, Chief Executive Officer and Chairman of the Board of Directors of the Company since its inception. Mr. Dye also served as the Company's Chief Financial Officer from approximately July 1995 until July 1996. He has been President and Chairman of the Board of Directors of LinoGraphics Corporation, a predecessor company to the Company, since he co-founded it in 1989. From 1987 to 1989, he was Executive Vice President of Micro Enhancement Systems, a computer firm located in New York City providing consulting services to the graphic arts and other industries. From 1986 to 1987, Mr.

Dye served as Vice President and General Manager of Tripledge Wiper Corp., an automobile parts manufacturer. From 1985 to 1986, Mr. Dye taught economics at the International School of Geneva, Switzerland.

     Peter Saad has been a Director of the Company since February 1996. In addition, Mr. Saad has served as the Senior Vice President and Chief Operating Officer of the Company since November 1996 and as the Company's Assistant Secretary since April 1997. Mr. Saad previously served as the Managing Director of Martin Bierbaum Money Markets, Inc., a money management firm, from March 1993 to June 1997, and was a Director of Martin Brokers, Inc., a subsidiary of Trio Holdings Plc, from March 1993 to June 1997. He is also the President of Independence Group Inc., a New York-based owner of indoor sports facilities, a position he has held since 1988.

     Anthony Manser has been Vice President and Director of the Company since its inception. He has been the Managing Director of Elements (UK) Limited, a wholly-owned U.K. subsidiary of the Company, since its inception in 1994 and was a Director of Lyledale Limited ("Lyledale") since 1991 and a Managing Director of Lyledale from 1993 to 1994. From 1985 to 1991, he was Production Director of Fingerprint Graphics, a United Kingdom graphics company.

     Harvey Silverman has been a Director of the Company since February 1996. He has held various positions at Spear, Leeds & Kellogg, since 1963, and is currently its Senior Managing Director. Spear, Leeds & Kellogg is a broker-dealer engaged in the specialist and clearing businesses on major United States stock exchanges. Mr. Silverman also serves as a Director of World Wide Entertainment & Sports and as Vice Chairman, Director and member of the Performance Committee of the Options Clearing Corporation.

     David Wachsman has been a Director of the Company since February 1996. He is Chairman of the Board, President and Chief Executive Officer of Protex International Corp., a New York-based manufacturer of security devices for retail stores. He has been with Protex International Corp. since 1984. Mr. Wachsman is a certified public accountant.

     THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR EACH OF THE NOMINEES FOR THE BOARD OF DIRECTORS.


COMMITTEES AND MEETINGS OF THE BOARD

     The Board of Directors has established an Audit Committee, a Compensation Committee and an Option Committee. The Audit Committee, which consists of Messrs. Dye, Silverman and Wachsman, reviews the results and scope of the audit and other services provided by the Company's independent certified public accountants. The Compensation Committee, which also consists of Messrs. Dye, Silverman and Wachsman, makes recommendations concerning salaries and certain incentive compensation for management-level employees of the Company. The Option Committee, which consists of Messrs. Silverman and Wachsman, administers the Company's stock option plans.

     There were four meetings of the Board of Directors during the fiscal year ended August 31, 1997. The Audit Committee and the Compensation Committee each held one meeting during the fiscal year ended August 31, 1997. There were no meetings of the Option Committee during the fiscal year ended August 31, 1997. Each incumbent Director attended at least 75% of the aggregate of all meetings of the Board of Directors held during the period in which he served as a Director and the total number of meetings held by all committees of the Board of Directors on which he served during such period, if applicable.

COMPENSATION OF DIRECTORS

     Non-Employee Directors receive $250 per meeting attended and are eligible to receive options pursuant to the 1997 Non-Employee Director Stock Option Plan (the "Non-Employee Plan") as compensation for serving on the Company's Board of Directors. All Directors are entitled to reimbursement for reasonable expenses incurred in connection with attendance at meetings of the Board of Directors or its Committees.

     On October 28, 1996 the Board of Directors adopted, and on January 30, 1997 the Stockholders approved, the Non-Employee Plan. The Non-Employee Plan provides for the grant of options to purchase a maximum of 75,000 shares of Common Stock of the Company to Non-Employee Directors of the Company. The Non-Employee Plan is administered by the Board of Directors. The following Directors have been granted options under the Non-Employee Plan to date:

                  Number of Shares
                 Underlying Options                          Exercise Price
Director              Granted              Grant Date           Per Share
--------              -------              ----------           ---------

Mr. Silverman.......   5,000            January 30, 1997          $5.125
Mr. Wachsman........   5,000            January 30, 1997          $5.125


     Under the terms of the Non-Employee Plan, each Non-Employee Director who was a member of the Board of Directors on the effective date of the Company's initial public offering and remained a member of the Board of Directors after the approval of the Non-Employee Plan by the Company's Stockholders on January 30, 1997 (the "Approval Date") was automatically granted, as of the Approval Date, an option to purchase 5,000 shares of Common Stock, at an exercise price per share equal to the then fair market value of the shares. In addition, each Non-Employee Director who first becomes a member of the Board of Directors after the Approval Date, shall automatically be granted, on the date such person becomes a member of the Board of Directors, an option to purchase 2,500 shares of Common Stock, at an exercise price per share equal to the then fair market value of the shares. Each Non-Employee Director who is a member of the Board of Directors on the first trading day of each year, commencing in January 1998, shall also automatically be granted on such date, without further action by the Board of Directors, an option to purchase 2,500 shares of Common Stock, at an exercise price per share equal to the then fair market value of the shares.

     Unless a shorter period is provided by the Board of Directors, all options become exercisable three months after the date of grant, provided that the optionee remains a Director at such time. The right to exercise annual installments of options will be reduced proportionately based on the optionee's actual attendance at Directors' meetings if the optionee fails to attend at least 80% of the Board of Directors' meetings held in any fiscal year. The term of each option will be for a period of ten years from the date of grant, unless sooner terminated in accordance with the Non-Employee Plan. Options may not be transferred except by will or by the laws of descent and distribution or pursuant to a domestic relations order and are exercisable to the extent vested at any time prior to the scheduled expiration date of the option. The Non-Employee Plan terminates on the earlier of January 30, 2007 or at such time as all shares of Common Stock currently or hereafter reserved for issuance shall have been issued.

                               EXECUTIVE OFFICERS

     The  following  table  identifies  the  current  executive  officers of the
Company:

                                       Capacities in             In Current
Name                       Age         Which Served            Position Since
----                       ---         -------------           --------------
William E. Dye.......      35   President, Chief Executive         1989
                                Officer, Chairman of the Board
                                and Director

Peter Saad...........      50   Senior Vice President,  Chief      1996
                                Operating Officer, Assistant
                                Secretary and Director

Anthony Manser ......      40   Vice President and Director        1994 (Member
                                                                   of the Board
                                                                   since 1995)

     There are no family relationships between any of the Directors and executive officers of the Company. Executive officers of the Company are elected annually by the Board of Directors and serve until their successors are duly elected and qualified.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's Directors, officers and Stockholders who beneficially own more than 10% of any class of equity securities of the Company registered pursuant to Section 12 of the Exchange Act (collectively, the "Reporting Persons") to file initial statements of beneficial ownership of securities and statements of changes in beneficial ownership of securities with respect to the Company's equity securities with the Securities and Exchange Commission (the "SEC"). All Reporting Persons are required by SEC regulation to furnish the Company with copies of all reports that such Reporting Persons file with the SEC pursuant to Section 16(a).

     Based solely on the Company's review of the copies of such forms received by the Company and upon written representations of the Company's Reporting Persons received by the Company, Stephen J. McErlain, a beneficial owner of more than 10% of the Company's Common Stock, and Kevin H. Rich, a former executive officer of the Company, did not report on a timely basis certain 1997 transactions.

     In particular, Mr. McErlain failed to report on a Form 4 "Statement of Changes in Beneficial Ownership" ("Form 4") the sale on April 22, 1997 of 31,892 shares directly held by him, at a price per share of $5.25. Mr. McErlain also failed to report on a Form 4 the sale on July 25, 1997 of 32,430 shares directly held by him, at a price per share of $6.00. Such transactions were reported late on a Form 4 which was filed with the SEC on December 11, 1997. Mr. Rich failed to report on a Form 4 the termination of his options to purchase 10,000 shares of Common Stock at an exercise price of $5.50 per share.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION IN FISCAL 1997, 1996 AND 1995

     The following Summary Compensation Table sets forth information concerning compensation for services in all capacities awarded to, earned by or paid to (i) the Company's Chief Executive Officer and (ii) the two most highly compensated executive officers of the Company whose aggregate cash compensation exceeded $100,000 and who were serving as executive officers at the end of fiscal 1997 (collectively, the "Named Executives") during the fiscal years ended August 31, 1995, 1996 and 1997.

--------------------------------------------------------------------------------------------------------------
                                                    SUMMARY COMPENSATION TABLE
--------------------------------------------------------------------------------------------------------------
                                                                                               Long-Term
                                                                                             Compensation
                                                                                             ------------
                                                                                               Awards
                                                              Annual Compensation            ------------
                                                  ---------------------------------------     Securities
                                                                             Other Annual     Underlying
  Name and Principal Position           Year       Salary         Bonus      Compensation      Options
              (a)                       (b)        ($)(c)        ($)(d)        ($)(e)           (#)(g)
--------------------------------        ----      --------       -------     ------------    ------------
William E. Dye, President, Chief        1997      $270,577       $--(2)         $--(5)           --
 Executive Officer and Chairman         1996      $295,000       $--            $40,800          --
 of the Board(1).................       1995      $440,477       $20,000        $--              --

Anthony Manser,                         1997      $177,120       $--            $--(5)           --
 Vice President(3) ..............       1996      $148,445       $--            $--              20,000
                                        1995      $ 74,000       $--            $--              --
Peter Saad,
 Senior Vice President, Chief           1997      $216,154       $--            $--(5)           100,000
 Operating Officer and Assistant        1996      $--            $--            $--              --
 Secretary(4)....................       1995      $--            $--            $--              --
--------------------------------------------------------------------------------------------------------------

(1) William E. Dye entered into an Employment Agreement with the Company effective January 1, 1996. See -- "Employment Contracts and Termination of Employment, and Change-in-Control Arrangements."

(2) The $25,000 bonus granted to Mr. Dye by the Company's Board of Directors was forgone by Mr. Dye.

(3) Anthony Manser entered into a new Employment Agreement with the Company effective March 1, 1997. See --"Employment Contracts and Termination of Employment, and Change-in-Control Arrangements."

(4) Peter Saad entered into an Employment Agreement with the Company effective March 1, 1997. See -- "Employment Contracts and Termination of Employment, and Change-in-Control Arrangements."

(5) The costs of certain benefits are not included because they did not exceed the lesser of $50,000 or 10% of the total annual salary and bonus as reported above.

OPTION GRANTS IN FISCAL 1997

     The following table sets forth information concerning individual grants of stock options made pursuant to the Company's 1995 Long-Term Stock Investment Plan during fiscal 1997 to each of the Named Executives. The Company has never granted any stock appreciation rights.

------------------------------------------------------------------------------------------------------------
                                            OPTION GRANTS IN LAST FISCAL YEAR
------------------------------------------------------------------------------------------------------------
                                                    Individual Grants
------------------------------------------------------------------------------------------------------------

                                                       Percent of Total
                               Number of Securities     Options Granted      Exercise Or
                                Underlying Options      To Employees In       Base Price      Expiration
                                   Granted (#)            Fiscal Year           ($/Sh)           Date
          Name (a)                     (b)                   (c)(2)              (d)              (e)
-------------------------      --------------------    ----------------      -----------      ----------

William E. Dye...........            --                      --                   --              --

Anthony Manser...........            --                      --                   --              --

Peter Saad(1) ...........          100,000                  60.9%               $4.50          11/15/06
------------------------------------------------------------------------------------------------------------

(1) The options disclosed herein were granted as incentive stock options. 50,000 of such options became exercisable on March 1, 1997, 25,000 of such options became exercisable on September 1, 1997 and 25,000 of such options become exercisable on March 1, 1998. The options terminate on the expiration date, subject to earlier termination on the optionee's death, disability or termination of employment with the Company. Options are not assignable or otherwise transferable except by will or the laws of descent and distribution.

(2) Based on an aggregate of 164,103 options granted to employees in 1997, including options granted to the Named Executives.

AGGREGATED OPTION EXERCISES IN FISCAL 1997 AND FISCAL YEAR-END OPTION VALUES

     The following table sets forth information concerning each exercise of options during fiscal 1997 by each of the Named Executives and the fiscal year-end number and value of unexercised in-the-money options held by each of the Named Executives.

--------------------------------------------------------------------------------------------------------------------------
                                     AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                            AND FISCAL YEAR-END OPTION VALUES
--------------------------------------------------------------------------------------------------------------------------


                                                                         Number of Securities     Value of Unexercised
                                                                              Underlying         In-The-Money Options at
                                                                         Unexercised Options             Fiscal
                                                                          at Fiscal Year-End            Year-End
                                                                                 (#)                     ($)(1)
                                  Shares Acquired                            Exercisable/             Exercisable/
                                    on Exercise      Value Realized($)      Unexercisable             Unexercisable
           Name (a)                    (#)(b)               (c)                  (d)                       (e)
-------------------------         ---------------    -----------------   --------------------    -----------------------

William E. Dye...........               --                  --                  --                       --

Anthony Manser...........               --                  --             13,333/6,667             $13,333/$6,667

Peter Saad...............               --                  --             50,000/50,000(2)         $162,500/$162,500
--------------------------------------------------------------------------------------------------------------------------

(1) Based on a closing price of $7.75 per share of Common Stock as listed on the Nasdaq National Market at August 29, 1997.

(2)  25,000 of such options became exercisable on September 1, 1997.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT, AND CHANGE-IN-CONTROL ARRANGEMENTS

     Effective January 1, 1996 the Company entered into an employment agreement with William E. Dye, pursuant to which he serves as President and Chief Executive Officer of the Company for a period of five years. Mr. Dye's agreement provides for a base annual salary of $250,000 and an annual bonus at the discretion of the Compensation Committee. In fiscal 1997, the Board of Directors adjusted Mr. Dye's annual base salary to $300,000 and awarded Mr. Dye a bonus of $25,000. Such $25,000 bonus was forgone by Mr. Dye. In addition, Mr. Dye will be entitled to severance compensation in an amount equal to his annual base salary for the remainder of the term or 2.49 times his annual base salary whichever is greater in the event his employment is terminated by the Company without cause or if the Company materially breaches the agreement or if Mr. Dye is not elected a Director. In the event Mr. Dye is terminated by the Company coincident with a "change of control," he will be entitled to severance compensation equal to 2.99 times his annual base salary. The agreement contains confidentiality provisions and a non-compete provision which prohibits Mr. Dye from competing with the Company for a period of two years subsequent to termination of employment. The Company may terminate the agreement for cause upon material breach of the employment agreement, willful misconduct or felony conviction.

     Effective March 1, 1997, the Company entered into a two-year employment agreement with Anthony Manser, pursuant to which he serves on a full-time basis as Vice President and a Director of U.K. operations. The agreement provides for a base annual salary of (pound)120,000, utilizing the 12-month average exchange rate in place at August 31, 1997, $196,800, and contains non-competition, non-solicitation and confidentiality provisions.

     Effective March 1, 1997, the Company entered into a two-year employment agreement with Peter Saad, pursuant to which he serves as the Senior Vice President and Chief Operating Officer of the Company. The agreement provides for a base annual salary of $200,000 and contains non-competition, non-solicitation and confidentiality provisions.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     There are, as of December 10, 1997, approximately 37 holders of record and 366 beneficial holders of the Company's Common Stock. The following table sets forth certain information, as of December 10, 1997, regarding the beneficial ownership of the Company's Common Stock by (i) each person known by the Company to beneficially own more than 5% of the total number of shares of Common Stock outstanding as of such date, (ii) each of the Company's Directors (which includes all nominees) and Named Executives, and (iii) all Directors and current executive officers as a group.

Name and Address                        Amount and Nature              Percent
of Beneficial Owner (1)              of Beneficial Ownership(1)      of Class(2)
-----------------------              --------------------------      -----------
(i) Certain Beneficial Owners:

Stephen J. McErlain.................       688,100(3)                   21.2%
31 West 10th Street
New York, New York 10011

Wellington Management Company, LLP..       247,000                        7.6
75 State Street
Boston, Massachusetts 02109

Putnam Investment Management........       235,400                        7.3
One Post Office Square
Boston, Massachusetts 02109

(ii) Directors (which includes
     all nominees)and Named
     Executives:

William E. Dye......................     1,051,421(4)                    32.4
545 West 45th Street
New York, New York 10036

Peter Saad..........................        75,000(5)                     2.3
545 West 45th Street
New York, New York 10036

Anthony Manser......................       167,060(6)                     5.1
545 West 45th Street
New York, New York 10036

Harvey Silverman....................        20,000(7)                      *
120 Broadway
New York, New York  10271

David Wachsman......................        20,000(7)                      *
180 Keyland Court
Bohemia, New York  11716

(iii) All Directors and current
      executive officers
      as a group (5 persons)........     1,333,481(4)(5)(6)(7)           39.6

-------------------

* Less than one percent.

(1) Except as set forth in the footnotes to this table and subject to applicable community property law, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by such Stockholder.

(2) Applicable percentage of ownership is based on 3,243,243 shares of Common Stock outstanding on December 10, 1997, plus any presently exercisable stock options or warrants held by each such holder and options or warrants which will become exercisable within 60 days after such date.

(3) Includes 6,000 shares of Common Stock subject to options which are exercisable at December 10, 1997 or which will become exercisable within 60 days of such date.

(4) Includes 59,700 shares of Common Stock owned by Jeffrey Leiderman, and transferees of Mr. Leiderman, over which Mr. Dye exercises voting control. For a description of this voting trust arrangement, see -- "Certain Relationships and Related Transactions".

(5) Represents 75,000 shares of Common Stock subject to options which are exercisable at December 10, 1997 or which will become exercisable within 60 days of such date.

(6) Includes 13,333 shares of Common Stock subject to options which are exercisable at December 10, 1997 or which will become exercisable within 60 days of such date.

(7) Represents 20,000 shares of Common Stock subject to warrants or options which are exercisable at December 10, 1997 or which will become exercisable within 60 days of such date.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Certain transactions involving Messrs. Dye, Manser and Saad are reported in "Executive Compensation -- Employment Contracts and Termination of Employment, and Change-in-Control Arrangements."

     In addition, the Company is indebted to Mr. Dye in an aggregate principal amount of approximately $362,000, of which approximately $155,000 is payable on demand and approximately $207,000 is due in November 1999. The loans bear interest at 8% per annum.

     Pursuant to a Voting Trust Agreement dated August 9, 1995, between Mr. Dye and Jeffrey Leiderman, a holder of the Company's Common Stock, Mr. Dye has the right to vote shares of Common Stock owned by Mr. Leiderman or any transferee of Mr. Leiderman. The voting trust will expire in 2005 unless terminated sooner by its terms.

     Pursuant to a Separation Agreement between the Company and Stephen J. McErlain dated as of July 15, 1996, if Mr. McErlain proposes to transfer all or any part of his shares of Common Stock, the Company may elect to purchase all, but not less than all, of the shares of Common Stock to be transferred by Mr. McErlain for the price and upon the terms of the proposed transfer. If the Company does not elect to purchase the shares of Common Stock proposed to be transferred by Mr. McErlain, Mr. Dye may elect to purchase such shares of Common Stock for the price and upon the terms of the proposed transfer.

              PROPOSED AMENDMENT TO THE 1997 EQUITY INCENTIVE PLAN

GENERAL

     The 1997 Plan was adopted by the Board of Directors on October 28, 1996 and approved by the Stockholders of the Company on January 30, 1997. Those eligible to receive stock option grants, stock purchase rights or stock appreciation rights under the 1997 Plan include employees, non-employee directors and consultants. The 1997 Plan was adopted to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees, non-employee directors and consultants and to promote the success of the Company's business. Currently, there are 300,000 shares of Common Stock reserved for issuance upon the exercise of options and/or stock purchase rights granted under the 1997 Plan.

     The 1997 Plan is administered by the Option Committee, which is comprised solely of outside directors. The Option Committee determines, among other things, the nature of the options to be granted, the persons who are to receive options (each a "Grantee"), the number of shares to be subject to each option and the exercise price of the options. The 1997 Plan provides for the granting of options intended to qualify as incentive stock options ("ISOs"), as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), to employees of the Company as well as non-qualified stock options ("NQSOs") to employees, non-employee Directors and consultants who perform services for the Company or its subsidiaries. The exercise price of all ISOs granted under the 1997 Plan may not be less than the fair market value of the shares at the time the option is granted. In addition, no ISO may be granted to an employee who owns more than 10% of the total combined voting power of all classes of stock of the Company unless the exercise price as to that employee is at least 110% of the fair market value of the stock at the time of the grant. No employee may be granted ISOs which are exercisable for the first time in any calendar year to the extent that the aggregate fair market value of such option shares exceeds $100,000 as of the date of grant. Options may be for a period of not more than ten years from the date of grant, provided, however that the term of an ISO granted to an employee who owns more that 10% of the total combined voting power of all classes of stock of the Company may not exceed five years. The exercise price of NQSOs granted under the 1997 Plan may not be less than 85% of the fair market value per share of the Common Stock on the date of grant. No NQSO may be granted to a person who owns more than 10% of the total combined voting power of all classes of stock of the Company unless the exercise price to that person is at least 110% of the fair market value of the stock at the time of the grant. The exercise price must be paid in full at the time an option is exercised, and at the Option Committee's discretion, all or part of the exercise price may be paid with previously owned shares or other approved methods of payment. An option is exercisable as determined by the Option Committee. The 1997 Plan will terminate on October 28, 2006. Subject to the terms as specified in any option agreement, if a Grantee's employment or consulting relationship terminates on account of disability, the Grantee may exercise any outstanding option for one year following the termination. If a Grantee dies while in the employ of the Company or during the period of the consulting arrangement, the Grantee's estate may exercise any outstanding option for one year following the Grantee's death. If termination is for any other reason, the Grantee may exercise any outstanding option for ninety days following such termination. Options are not assignable or otherwise transferable except by will or the laws of descent and distribution and shall be exercisable during the Grantee's lifetime only by the Grantee.

     The 1997 Plan also permits the awarding of stock purchase rights at not less than 50% of the fair market value of the shares as of the date offered. The 1997 Plan requires the execution of a restricted stock purchase agreement in a form determined by the Option Committee. Once a stock purchase right is exercised, the purchaser will have the rights of a Stockholder and will be a Stockholder when the purchase is entered on the Company's records.

     The 1997 Plan provides that, in the event of a reorganization, recapitalization, stock split, stock dividend, combination of or reclassification of shares, or any other change in the corporate structure or shares of the Company, the Board of Directors shall make adjustments with respect to the shares that may be issued under the 1997 Plan or that are covered by outstanding options or stock appreciation rights, or in the option price per share.

     In the event of a dissolution or liquidation of the Company, the Board shall notify the Grantee at least fifteen days prior to such proposed action. To the extent not previously exercised, the outstanding options or stock appreciation rights will terminate immediately prior to the consummation of such proposed action. In the event of a merger or consolidation of the Company with or into another corporation or the sale of all or substantially all of the Company's assets (hereinafter, a "merger"), the outstanding options or stock appreciation rights will be assumed or an equivalent option or stock appreciation right will be substituted by such successor corporation or a parent or subsidiary of such successor corporation. In the event that such successor corporation does not agree to assume the outstanding options or stock appreciation rights or to substitute equivalent options or stock appreciation rights, the Board of Directors will, in lieu of such assumption or substitution, provide for the Grantee to have the right to exercise all of his outstanding options or stock appreciation rights. If the Board of Directors makes an option or stock appreciation right fully exercisable in lieu of assumption or substitution in the event of a merger, the Board of Directors shall notify the Grantee that the option or stock appreciation right will be fully exercisable for a period of fifteen days from the date of such notice, and the option or stock appreciation right will terminate upon the expiration of such period. The option or stock appreciation right will be considered assumed if, following the merger, the option or stock appreciation right confers the right to purchase, for each share of Common Stock subject to the option or stock appreciation right immediately prior to the merger, the consideration (whether stock, cash, or other securities or property) received in the merger by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares). If such consideration received in the merger was not solely common stock of the successor corporation or its parent, the Board of Directors may, with the consent of the successor corporation and the participant, provide for the consideration to be received upon the exercise of an option or stock appreciation right, for each share of stock subject to the option or stock appreciation right, to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or sale of assets.

     The Board may at any time amend, alter, suspend or discontinue the 1997 Plan, but no amendment, alteration, suspension or discontinuation will be made which would impair the rights of any Grantee under any grant theretofore made, without such Grantee's consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act, or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of the National Association of Securities Dealers or an established stock exchange), the Company shall obtain stockholder approval of any 1997 Plan amendment in such a manner and to such a degree as required. Any such amendment or termination of the 1997 Plan is not permitted to affect options or stock appreciation rights already granted and such options or stock appreciation rights will remain in full force and effect as if the 1997 Plan had not been amended or terminated, unless mutually agreed otherwise between the Grantee and the Board of Directors, which agreement must be in writing and signed by the Grantee and the Company.

FEDERAL INCOME TAX ASPECTS

     (A) ISOS

     Some options to be issued under the 1997 Plan will be designated as ISOs and are intended to qualify under Section 422 of the Code. Under the provisions of that Section and the related regulations, an optionee will not be required to recognize any income for federal income tax purposes at the time of grant of an ISO, nor is the Company entitled to any deduction. The exercise of an ISO also is not a taxable event, although the difference between the option price and the fair market value on the date of exercise is an item of tax preference for purposes of the alternative minimum tax. The taxation of gain or loss upon the sale of stock acquired upon exercise of an ISO depends in part on whether the stock is held for at least two years from the date the option was granted and at least one year from the date the stock was transferred to the optionee (the "ISO Holding Period").

     If the ISO Holding Period is not met, then, upon disposition of such shares (a "disqualifying disposition"), the optionee will realize compensation, taxable as ordinary income in an amount equal to the excess of the fair market value of the shares at the time of exercise over the option price, limited, however to the gain on sale. Any additional gain would be taxable as capital gain (see below). If the optionee disposes of the shares in a disqualifying disposition at a price that is below the fair market value of the shares at the time the ISO was exercised and such disposition is a sale or exchange to an unrelated party, the amount includible as compensation income to the optionee will be limited to the excess of the amount received on the sale or exchange over the exercise price.

     If the ISO Holding Period is met, the treatment of the gain upon the sale of the shares depends on the date the shares were sold and the period such shares were held by the optionee. With respect to sales on or before May 6, 1997, such gain is taxable as long-term capital gain at a maximum rate of 28%. With respect to sales after May 6, 1997 and on or before July 28, 1997, such gain is taxable as long-term capital gain but at a maximum rate of 20%.

     With respect to sales after July 28, 1997, if the shares were held at least 18 months as of the sale date, the gain is taxable as a long-term capital gain at a maximum rate of 20%. If, however, the sale occurs on or after July 28, 1997 and the shares were held at least one year (so as to satisfy the ISO Holding Period) but less than 18 months, the gain is taxable as a "mid-term gain" at a maximum rate of 28%.

     A maximum capital gains rate of 18% will apply to certain sales after December 31, 2000 of shares acquired upon the exercise of an ISO if such shares have been held for at least five years.

     If the ISO is exercised by delivery of previously owned shares of Common Stock in partial or full payment of the option price, no gain or loss will ordinarily be recognized by the optionee on the transfer of such previously owned shares. However, if the previously owned transferred shares were acquired through the exercise of an ISO, the optionee may realize ordinary income with respect to the shares used to exercise an ISO if such transferred shares have not been held for the ISO Holding Period. If the optionee recognizes ordinary income upon a disqualifying disposition, the Company generally will be entitled to a tax deduction in the same amount. If an ISO is exercised through the payment of the exercise price by the delivery of Common Stock, to the extent that the number of shares received exceeds the number of shares surrendered, such excess shares will possibly be considered ISO stock with a zero basis.

     (B)  NQSOS

     Some options to be issued under the 1997 Plan will be designated as NQSOs. Under the relevant provisions of the Code, if an option is granted to an employee, director or consultant in connection with the performance of services and the option itself has a "readily ascertainable fair market value" at the time of the grant, the employee, director or consultant will be deemed to have received compensation income in the year of grant in an amount equal to the excess of the fair market value of the option at the time of grant over the amount, if any, paid by the optionee for the option. However, a NQSO generally has "readily ascertainable fair market value" only when the option is actively traded on an established market and/or when certain requirements are met.

     If (as in the case of NQSOs granted under the 1997 Plan at this time) the NQSO does not have a readily ascertainable fair market value at the time of the grant, the NQSO is not included as compensation income at the time of grant. Rather, the optionee realizes compensation income only when the NQSO is exercised and the optionee has become substantially vested in the shares transferred. The shares are considered to be substantially vested when they are either transferable or not subject to a substantial risk of forfeiture. The amount of income realized is equal to the excess of the fair market value of the shares at the time the shares become substantially vested over the sum of the exercise price plus the amount, if any, paid by the optionee for the NQSO.

     If a NQSO is exercised through payment of the exercise price by the delivery of Common Stock, to the extent that the number of shares received by the optionee exceeds the number of shares surrendered, ordinary income will be realized by the optionee at that time only in the amount of the fair market value of such excess shares, and the tax basis of such excess shares will be such fair market value.

     Generally, the optionee's basis in the shares will be the exercise price plus the compensation income realized at the time of grant or exercise, whichever is applicable, and the amount, if any, paid by the optionee for the NQSO. In the compensatory option context, the optionee's basis in the shares will generally be equal to the exercise price of the option plus the amount of compensation income realized by the optionee plus the amount, if any, paid by the optionee for the option. The capital gain or loss will be short-term if the shares are disposed of within one year after the option is exercised; and such short-term gains are taxable as ordinary income. If the shares are disposed of more than one year after the option is exercised and such disposition took place on or before May 6, 1997, any gain or loss will be long-term; such gains are subject to a maximum tax rate of 28%. If such disposition occurred after May 6, 1997 and on or before July 28, 1997, any long-term gains are subject to a maximum tax rate of 20%.

     With respect to sales after July 28, 1997, if the shares were held at least 18 months as of the sale date, the gain is taxable as a long-term capital gain at a maximum rate of 20%. If, however, the sale occurs on or after July 28, 1997 and the shares were held at least one year but less than 18 months, the gain is taxable as a "mid-term gain" at a maximum rate of 28%.

     A maximum capital gains rate of 18% will apply to certain sales, after December 31, 2000, of shares acquired upon the exercise of an NQSO if such shares have been held for at least five years.

     If a NQSO is taxed at the time of grant and expires or lapses without being exercised, it is treated in the same manner as the lapse of an investment option. The lapse is deemed to be a sale or exchange of the NQSO on the day the NQSO expires and the amount of income realized is zero. The optionee recognizes a capital loss in the amount of the optionee's basis (compensation income realized at the time of the grant plus the amount, if any, paid by the optionee for the option) in the NQSO at the time of the lapse. The loss is short-term or long-term, depending on the optionee's holding period in the NQSO and the effective date of such lapse.

     If a NQSO is not taxed at the time of grant and expires without being exercised, the optionee will have no tax consequences unless the optionee paid for the NQSO. In such case, the optionee would recognize a loss in the amount of the price paid by the optionee for the NQSO.

     The Company is generally entitled to a deductible compensation expense in an amount equivalent to the amount included as compensation income to the optionee. This deduction is allowed in the Company's taxable year in which the income is included as compensation to the optionee.

     The preceding discussion is based upon federal tax laws and regulations in effect on the date of this Proxy Statement, which are subject to change, and upon an interpretation of the relevant sections of the Code, their legislative histories and the income tax regulations which interpret similar provisions of the Code. Furthermore, the forgoing is only a general discussion of the federal income tax aspects of the 1997 Plan and does not purport to be a complete description of all federal income tax aspects of the 1997 Plan. Optionees may also be subject to state and local taxes in connection with the grant or exercise of options or stock appreciation rights granted under the 1997 Plan and the sale or other disposition of shares acquired upon exercise of the options or stock appreciation rights. Each employee receiving a grant of options or stock appreciation rights should consult with his or her personal tax advisor regarding the federal, state and local tax consequences of participating in the 1997 Plan.

PREVIOUSLY GRANTED OPTIONS UNDER THE 1997 PLAN

     As of December 10, 1997, the Company had granted options to purchase an aggregate of 243,600 shares of Common Stock under the 1997 Plan at exercise prices ranging from $5.375 to $7.00 per share to 145 of its employees. The weighted average exercise price of such options is $6.63. As of December 10, 1997, approximately 87,867 options to purchase shares were vested and no options to purchase shares had been exercised under the 1997 Plan. In addition, as of December 10, 1997, no such options were granted to (i) the Named Executives;
(ii) any nominee for election as a Director; (iii) any current Director who is not an executive officer; (iv) any associate of any Director, executive officer or nominee; or (v) any person who has received or is to receive 5% of such options or rights.

     As of December 10, 1997, the market value of the Common Stock underlying the 1997 Plan was $7.00 per share.

PROPOSED AMENDMENT

     Stockholders are being asked to consider and vote upon a proposed amendment (the "Amendment") to the 1997 Plan to increase the maximum number of shares of Common Stock available for issuance under the 1997 Plan from 300,000 to 500,000 shares and to reserve an additional 200,000 shares of Common Stock of the Company for issuance upon the exercise of stock options granted under the 1997 Plan.

     The Board of Directors believes that the Amendment provides an important inducement to recruit and retain the best available personnel. The Board of Directors believes that providing employees, non-employee directors and consultants with an opportunity to invest in the Company rewards them appropriately for their efforts on behalf of the Company.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT.


     RATIFICATION OF APPOINTMENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     The Board of Directors of the Company has, subject to Stockholder approval, retained Ernst & Young LLP as independent certified public accountants of the Company for the year ending August 31, 1998. Ernst & Young LLP also served as independent certified public accountants of the Company for fiscal 1997. Neither the accounting firm nor any of its members has any direct or indirect financial interest in or any connection with the Company in any capacity other than as independent certified public accountants.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE YEAR ENDING AUGUST 31, 1998.

     One or more representatives of Ernst & Young LLP is expected to attend the Meeting and to have an opportunity to make a statement and/or respond to appropriate questions from Stockholders.

     On August 28, 1996, the Company selected Ernst & Young LLP to act as independent accountants for the Company and informed the prior auditors, Cornick, Garber & Sandler, LLP, the Company's independent accountants since October 1995, of its decision. In connection with its audits for each of the two years in the period ended August 31, 1995 and thereafter, there were no disagreements with the prior auditors on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures. The prior auditors' report on the Company's financial statements for each of the two years in the period ended August 31, 1995 contained no adverse opinion or disclaimer of opinion and was not modified or qualified as to uncertainty, audit scope, or accounting principles. The decision to change accountants was approved by the Board of Directors of the Company. The prior auditors have furnished the Company with a letter addressed to the SEC stating their agreement with the above statements. Such letter appeared as Exhibit 16 to the Company's Current Report on Form 8-K filed with the SEC on September 4, 1996. Prior to retaining Ernst & Young LLP, the Company had not consulted with Ernst & Young LLP regarding accounting principles or the type of opinion that would be rendered on the Company's financial statements.

                             STOCKHOLDERS' PROPOSALS

     Stockholders who wish to submit proposals for inclusion in the Company's proxy statement and form of proxy relating to the 1999 Annual Meeting of Stockholders must advise the Assistant Secretary of the Company of such proposals in writing by August 25, 1998.

                                  OTHER MATTERS

     The Board of Directors is not aware of any matter to be presented for action at the Meeting other than the matters referred to above and does not intend to bring any other matters before the Meeting. However, if other matters should come before the Meeting, it is intended that holders of the proxies will vote thereon in their discretion.

                                     GENERAL

     The accompanying proxy is solicited by and on behalf of the Board of Directors of the Company, whose notice of meeting is attached to this Proxy
Statement, and the entire cost of such solicitation will be borne by the Company.

     In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegram by Directors, officers and other employees of the Company who will not be specially compensated for these services. The Company will also request that brokers, nominees, custodians and other fiduciaries forward soliciting materials to the beneficial owners of shares held of record by such brokers, nominees, custodians and other fiduciaries. The Company will reimburse such persons for their reasonable expenses in connection therewith.

     Certain information contained in this Proxy Statement relating to the occupations and security holdings of Directors and officers of the Company is based upon information received from the individual Directors and officers.

     UNIDIGITAL INC. WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED AUGUST 31, 1997, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES THERETO BUT NOT INCLUDING EXHIBITS, TO EACH OF ITS STOCKHOLDERS OF RECORD ON DECEMBER 10, 1997, AND TO EACH BENEFICIAL STOCKHOLDER ON THAT DATE UPON WRITTEN REQUEST MADE TO PETER SAAD, ASSISTANT SECRETARY, UNIDIGITAL INC., 545 WEST 45TH STREET, NEW YORK, NEW YORK 10036. A REASONABLE FEE WILL BE CHARGED FOR COPIES OF REQUESTED EXHIBITS.

     PLEASE DATE, SIGN AND RETURN THE PROXY CARD AT YOUR EARLIEST CONVENIENCE IN THE ENCLOSED RETURN ENVELOPE. A PROMPT RETURN OF YOUR PROXY CARD WILL BE APPRECIATED AS IT WILL SAVE THE EXPENSE OF FURTHER MAILINGS.

                                           By Order of the Board of Directors


                                           /s/ Peter Saad
                                           Peter Saad
                                           Assistant Secretary


New York, New York
December 23, 1997

                                 UNIDIGITAL INC.
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
              OF THE COMPANY FOR THE ANNUAL MEETING OF STOCKHOLDERS

     The undersigned hereby constitutes and appoints William E. Dye his or her true and lawful agent and proxy with full power of substitution to represent and to vote on behalf of the undersigned all of the shares of Common Stock of Unidigital Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the offices of the Company, 545 West 45th Street, New York, New York at 9:30 A.M., local time, on Thursday, January 29, 1998 and at any adjournment or adjournments thereof, upon the following proposals more fully described in the Notice of Annual Meeting of Stockholders and Proxy Statement for the Meeting (receipt of which is hereby acknowledged).

     This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR proposals 1, 2 and 3.

1.   ELECTION OF DIRECTORS.
     Nominees: William E. Dye, Anthony Manser,  Peter Saad, Harvey Silverman and
               David Wachsman.

(Mark one only)
VOTE FOR all the nominees listed above;  except vote withheld from the following
nominees (if any).                                     | |

------------------------------------------------------------------
VOTE WITHHELD from all nominees.                       | |

2. APPROVAL OF PROPOSAL TO AMEND THE COMPANY'S 1997 EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED FOR ISSUANCE UPON THE EXERCISE OF OPTIONS GRANTED UNDER SUCH PLAN FROM 300,000 TO 500,000 SHARES.

| |FOR                        | |AGAINST                   | |ABSTAIN


3. APPROVAL OF PROPOSAL TO RATIFY THE APPOINTMENT OF ERNST & YOUNG LLP AS THE INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS OF THE COMPANY FOR THE YEAR ENDING AUGUST 31, 1998.

| |FOR                        | |AGAINST                   | |ABSTAIN

                  (continued and to be signed on reverse side)

4. In his discretion, the proxy is authorized to vote upon other matters as may properly come before the Meeting.

Dated:
      ----------------------------------       THIS PROXY MUST BE SIGNED
                                               EXACTLY AS THE NAME APPEARS
----------------------------------------       HEREON.  WHEN SHARES ARE HELD
Signature Of Stockholder                       BY JOINT TENANTS, BOTH SHOULD
                                               SIGN.  IF THE SIGNER IS A
----------------------------------------       CORPORATION, PLEASE SIGN FULL
Signature Of Stockholder if held jointly       CORPORATE NAME BY DULY
                                               AUTHORIZED OFFICER, GIVING FULL
                                               TITLE AS SUCH.  IF A
| |I WILL   | |WILL NOT        attend the      PARTNERSHIP, PLEASE SIGN IN
                               Meeting.        PARTNERSHIP NAME BY AUTHORIZED
                                               PERSON.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.